UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   Form 8-K/A

                               (Amendment No. 1)

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 30, 1998


                                    1-2981
                           (Commission File Number)
                          _________________________

                             FIRSTAR CORPORATION

            (Exact name of Registrant as specified in its charter)

              WISCONSIN                              39-0711710
       (State of incorporation)                   (I.R.S. Employer
                                               Identification Number)

            777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
            (Address of Registrant's principal executive office)


                                414-765-4321
                       (Registrant's telephone number)

The Registrant hereby amends and restates the Registrant's Form 8-K, dated June 30, 1998, as filed with the Commission on July 1, 1998.

ITEM 5.   OTHER EVENTS

     On June 30, 1998, Firstar Corporation, a Wisconsin corporation ("Firstar"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with and among Star Banc Corporation, an Ohio corporation ("Star Banc"), and Foxtrot (DE) Corporation, a Delaware corporation and a newly-formed wholly-owned subsidiary of Firstar ("Foxtrot (DE)"), providing for, among other things, the merger of Firstar with and into Foxtrot (DE) and the merger of Star Banc with and into Foxtrot (DE). The joint press release of Firstar and Star Banc announcing the Merger is filed as Exhibit 99.1 to this Form 8-K/A. The Merger Agreement is filed as Exhibit 2 to this Form 8-K/A.

     In connection with the execution of the Merger Agreement, on June 30, 1998, Firstar, as issuer, and Star Banc, as grantee, entered into a Stock Option Agreement (the "Firstar Option Agreement"), providing for, among other things, the grant of an option to Star Banc (the "Firstar Option") to purchase, subject to the terms of the Firstar Option Agreement, up to 28,963,830 fully paid and non-assessable shares of Firstar's common stock, par value $1.25 per share ("Firstar Common Stock"), at a price of $39 per share, provided, however, that in no event shall the number of shares of Firstar Common Stock for which the Firstar Option is exercisable exceed 19.9% of Firstar's issued and outstanding shares of Firstar Common Stock; and Star Banc, as issuer, and Firstar, as grantee, also entered into a substantially identical Stock Option Agreement (the "Star Banc Option Agreement" and, together with the Firstar Option Agreement, the "Option Agreements"), providing for, among other things, the grant of an option to Firstar (the "Star Banc Option") to purchase, subject to the terms of the Star Banc Option Agreement, up to 19,060,005 fully paid non-assessable shares of Star Banc's common stock, par value $5.00 per share ("Star Banc Common Stock"), at a price of $64 per share, provided, however, that in no event shall the number of shares of Star Banc Common Stock for which the Star Banc Option is exercisable exceed 19.9% of Star Banc's issued and outstanding shares of Star Banc Common Stock. The Firstar Option Agreement is filed as
Exhibit 10.1 to this Form 8-K/A.  The Star Banc Option Agreement is filed as
Exhibit 10.2 to this Form 8-K/A.

     In connection with the execution of the Merger Agreement, on June 30, 1998, Firstar entered into an amendment (the "Rights Amendment") to the Rights Agreement dated as of January 19, 1989, between Firstar and Firstar Trust Company (formerly known as First Wisconsin Trust Company), as Rights Agent (the "Rights Agreement"), to the effect that Star Banc and its affiliates shall not become an Acquiring Person (as defined in the Rights Agreement) by reason of the execution of the Merger Agreement or the consummation of the Merger or the entering into, or exercise of, the Option Agreements. The Rights Amendment is filed as Exhibit 10.3 to this Form 8-K/A.

     The foregoing description of the Merger Agreement, the Option Agreements and the Rights Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the respective agreements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.



Exhibit                                                Title
Number



   2      Agreement and Plan of Reorganization, dated as of June 30, 1998.

   10.1   Firstar Option Agreement, dated as of June 30, 1998.

   10.2   Star Banc Option Agreement, dated as of June 30, 1998.

   10.3   First Amendment to Rights Agreement, dated as of June 30, 1998.

   99.1   Press release of Firstar and Star Banc, dated July 1, 1998.

   99.2 Investor presentation materials, dated as of July 1, 1998, regarding the Merger.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             FIRSTAR CORPORATION


                             By:    /s/ Howard H. Hopwood, III
                             Name:  Howard H. Hopwood, III
                             Title: Senior Vice President and
                                       General Counsel

Date: July 1, 1998

                                 Exhibit Index

Exhibit Number                       Title



     2         Agreement and Plan of Reorganization, dated as of June 30, 1998.

     10.1      Firstar Option Agreement, dated as of June 30, 1998.

     10.2      Star Banc Option Agreement, dated as of June 30, 1998.

     10.3      First Amendment to Rights Agreement, dated as of June 30, 1998.

     99.1      Press release of Firstar and Star Banc, dated July 1, 1998.

     99.2 Investor presentation materials, dated as of July 1, 1998, regarding the Merger.